VAN KAMPEN FOCUS PORTFOLIOS, SERIES 393

               Biotechnology & Pharmaceutical Portfolio, Series 23
                 Cohen & Steers REIT Income Portfolio, Series 7
                           Energy Portfolio, Series 7
                   Financial Institutions Portfolio, Series 18
               Morgan Stanley Consumer Index Portfolio, Series 10
              Morgan Stanley Technology Index Portfolio, Series 29



                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 20, 2003

         Notwithstanding anything to the contrary in the prospectus, the Special Redemption Date for the Portfolios shown above is August 23, 2004. Due to a typographical error, the date stated in the prospectus is incorrect. In addition, the first year deferred sales charge for Morgan Stanley Consumer Index Portfolio, Series 10 and Morgan Stanley Technology Index Portfolio, Series 29 accrues daily from October 10, 2003 through March 9, 2004 and the first year deferred sales charge for Energy Portfolio, Series 7 accrues daily from December 10, 2003 through May 9, 2004.

Supplement Dated:  August 14, 2003